Income taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Basis of taxation
The Israeli corporate tax rate was 23% for the years ended December 31, 2021, 2022 and 2023.
The Law for the Encouragement of Capital Investments, 1959, (the "Israeli Investment Law"), provides certain incentives for capital investments in production facilities (or other eligible assets).

Amendment 73 to the Israeli Investment Law provides for a preferred income tax rate of either 6% or 12% on income derived from certain intangible assets, subject to certain eligibility criteria. Amendment 73 provides that a technology company satisfying certain conditions should qualify as a “Preferred Technology Enterprises" ("PTE"), granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to certain conditions, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenue of its parent company and all subsidiaries is less than NIS 10 billion. The Company is currently assessing its eligibility for these tax benefits due to its net loss position.

The Company’s subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.
The Company has received final income tax assessments in Israel through the year ended December 31, 2018.
The Company is qualified as an “industrial company” under the Israeli Law for the Encouragement of Industry (Taxation), 1969, and is eligible for certain tax benefits including amortization of goodwill arising from business combinations that are asset acquisitions and deduction of IPO issuance costs for tax purposes over three years.
The components of the loss before the provision for income taxes for the years ended December 31, 2021, 2022 and 2023 were as follows:

	2021	2022	2023
Domestic	$(69,245)	$(84,778)	$(31,021)
Foreign	1,247	1,633	3,155
Total loss before income taxes	$(67,998)	$(83,145)	$(27,866)

The provision for income taxes for the years ended December 31, 2021, 2022 and 2023 was as follows:

	2021	2022	2023
Current:
Domestic	$11	$109	$56
Foreign	569	1,933	646
Total current income tax expense	580	2,042	702
Deferred:
Domestic	—	(24)	(126)
Foreign	401	(1,502)	931
Total deferred income tax expense	401	(1,526)	805
Total provision for income taxes	$981	$516	$1,507

The provision for income taxes consisted primarily of income taxes related to the United States, the United Kingdom and other foreign jurisdictions in which the Company conducts business.
A reconciliation of the Company’s theoretical income tax expense to actual income tax expense for the years ended December 31, 2021, 2022 and 2023 is as follows:

	2021		2022		2023
	Tax	Rate	Tax	Rate	Tax	Rate
Theoretical tax benefit	$(15,640)	23%	$(19,123)	23%	$(6,409)	23%
Increase (decrease) in effective tax rate due to:
Change in valuation allowance	13,598	(20)	16,187	(20)	3,498	(12)
Effect of entities with different tax rates	125	0	125	0	48	0
Non-deductible expenses, net	2,439	(4)	3,442	(4)	4,368	(16)
Income in zero tax rate	—	0	(67)	0	—	0
Change in tax reserve for uncertain tax positions	101	0	12	0	145	(1)
Other	358	(1)	(60)	0	(143)	1
Total effective income taxes	$981	(2)%	$516	(1)%	$1,507	(5)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The following table presents the significant components of the Company’s deferred tax assets and liabilities:

	December 31,
	2022	2023
Deferred tax assets:
Net operating loss carryforwards	$56,542	$60,582
Research and development expenses	12,043	12,000
Lease liabilities	11,394	10,077
Accruals and reserves	1,455	1,375
Share-based compensation	1,231	668
Issuance costs	1,184	—
Deferred revenue	900	82
Other	2	503
Gross deferred tax assets	84,751	85,287
Valuation allowance	(70,818)	(73,960)
Total deferred tax assets	$13,933	$11,327
Deferred tax liabilities:
Intangible assets	(2,280)	(966)
Deferred contract acquisition costs	(2,785)	(3,123)
Property and equipment	(902)	(1,108)
Right-of-use-assets	(9,449)	(8,208)
Other comprehensive income	—	(201)
Other	—	(9)
Gross deferred tax liabilities	(15,416)	(13,615)
Net deferred taxes	$(1,483)	$(2,288)
A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset certain deferred tax assets at December 31, 2022 and 2023 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The net change in the total valuation allowance for the years ended December 31, 2022 and 2023 was an increase of $19,401 and $3,142, respectively.
As of December 31, 2023, $13,260 of undistributed earnings held by the Company’s foreign subsidiaries are designated as indefinitely reinvested. The Company did not recognize deferred taxes liabilities on undistributed earnings of its foreign subsidiaries as the Company intends to indefinitely reinvest those earnings.
Net operating loss carryforwards
As of December 31, 2023, the Company had generated Israeli net operating loss carryforwards (“NOLs”) of approximately $261,022, which may be carried forward and offset against taxable income in the future for an indefinite period.
As of December 31, 2023, the Company had NOLs in the United States of approximately $2,051. Section 382 of the Internal Revenue Code of 1986, as amended (“IRC Section 382”), imposes restrictions on the utilization of net operating loss carryforwards in the event of an “ownership change” of a corporation. Accordingly, the utilization of the U.S. federal and state net operating loss carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by IRC Section 382 and similar state provisions.
Other than the aforementioned Israeli NOLs and United States NOLs, the Company has utilized all of its NOLs in other jurisdictions in which it operates as of December 31, 2023.
Unrecognized tax positions
In accordance with the provisions of ASC 740, the Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.
The following table shows the changes in the gross amount of unrecognized tax positions as of December 31, 2021, 2022 and 2023.

Unrecognized tax positions
Balance as of January 1, 2021	$302
Increases related to current year tax positions	101
Balance as of December 31, 2021	403
Increases related to current year tax positions	12
Additions related to business combinations	193
Balance as of December 31, 2022	608
Increases related to current year tax positions	145
Balance as of December 31, 2023	$753

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2021, 2022 and 2023, the Company has accumulated $115, $56 and $32, respectively in interest and penalties related to uncertain tax positions.
The Company currently does not expect uncertain tax positions to change significantly over the next 12 months, except in the case of settlements with tax authorities, the likelihood and timing of which is difficult to estimate.